EXHIBIT No.  28.a.2

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000).  Currently, the Corporation’s authorized shares have been designated and classified into the following fifty-nine Series:

Series Designation	Number of Shares
The U.S. Large Company Portfolio Shares	700,000,000
U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000
The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000
The DFA Five-Year Government Portfolio Shares	700,000,000
The United Kingdom Small Company Portfolio Institutional Shares	100,000,000
The Japanese Small Company Portfolio Institutional Shares	100,000,000
The Continental Small Company Portfolio Institutional Shares	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000
Asia Pacific Small Company Portfolio Institutional Shares	100,000,000
The Large Cap International Portfolio Shares	700,000,000
U.S. Small Cap Portfolio Shares	1,200,000,000
U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000
The U.S. Large Cap Value Portfolio Shares	2,200,000,000
The DFA Real Estate Securities Portfolio Shares	900,000,000
LWAS/DFA International High Book to Market Portfolio Shares	200,000,000
The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000
VA U.S. Large Value Portfolio Shares	100,000,000
VA Global Bond Portfolio Shares	100,000,000
VA U.S. Targeted Value Portfolio Shares	100,000,000
VA International Value Portfolio Shares	100,000,000
VA International Small Portfolio Shares	100,000,000
VA Short-Term Fixed Portfolio Shares	100,000,000
Enhanced U.S. Large Company Portfolio Shares	500,000,000
DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000
International Small Company Portfolio Shares	1,700,000,000
Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000
U.S. Targeted Value Portfolio Shares	900,000,000
Emerging Markets Value Portfolio Shares	1,700,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000
Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000
Tax-Managed DFA International Value Portfolio Shares	700,000,000
Tax-Managed U.S. Equity Portfolio Shares	500,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000
Emerging Markets Core Equity Portfolio Shares	1,200,000,000
U.S. Core Equity 1 Portfolio Shares	1,700,000,000
U.S. Core Equity 2 Portfolio Shares	2,500,000,000
U.S. Vector Equity Portfolio Shares	1,200,000,000
International Core Equity Portfolio Shares	2,200,000,000
Emerging Markets Social Core Equity Portfolio Shares	500,000,000
DFA Inflation-Protected Securities Portfolio Shares	700,000,000
DFA International Real Estate Securities Portfolio Shares	900,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000
CSTG&E International Social Core Equity Portfolio Shares	300,000,000
U.S. Social Core Equity 2 Portfolio Shares	300,000,000
U.S. Sustainability Core 1 Portfolio	300,000,000
International Sustainability Core 1 Portfolio	300,000,000
DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000
DFA Global Real Estate Securities Portfolio	500,000,000
DFA International Value ex Tobacco Portfolio	300,000,000
International Vector Equity Portfolio	500,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000
DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

In addition, 13,600,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The U.S. Large Company Portfolio Shares;
The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares
The U.S. Large Company Portfolio Shares – Institutional Class	500,000,000
The U.S. Large Company Portfolio Shares – Class R1	100,000,000
The U.S. Large Company Portfolio Shares – Class R2	100,000,000
The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000
The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000
The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000
The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000
The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000
The Large Cap International Portfolio Shares – Institutional Class	500,000,000
The Large Cap International Portfolio Shares – Class R1	100,000,000
The Large Cap International Portfolio Shares – Class R2	100,000,000
U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000
U.S. Small Cap Portfolio Shares – Class R1	100,000,000
U.S. Small Cap Portfolio Shares – Class R2	100,000,000
The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000
The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000
The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000
The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000
The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000
The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000
The Emerging Markets Portfolio Shares – Institutional Class	500,000,000
The Emerging Markets Portfolio Shares – Class R1	100,000,000
The Emerging Markets Portfolio Shares – Class R2	100,000,000
Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000
Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000
Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000
International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000
International Small Company Portfolio Shares – Class R2	100,000,000
U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000
U.S. Targeted Value Portfolio Shares – Class R1	100,000,000
U.S. Targeted Value Portfolio Shares – Class R2	100,000,000
Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000
Emerging Markets Value Portfolio Shares – Class R1	100,000,000
Emerging Markets Value Portfolio Shares – Class R2	100,000,000
Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000
Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000
Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000
U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000
U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000
U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000
U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000
U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000
U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000
U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000
U.S. Vector Equity Portfolio Shares – Class R1	100,000,000
U.S. Vector Equity Portfolio Shares – Class R2	100,000,000
International Core Equity Portfolio Shares – Institutional Class	2,000,000,000
International Core Equity Portfolio Shares – Class R1	100,000,000
International Core Equity Portfolio Shares – Class R2	100,000,000
DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000
DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000
DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000
DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000
DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

SECOND:  The Board of Directors of the Corporation has adopted resolutions classifying and allocating Two Hundred Million (200,000,000) shares of the unallocated and unissued shares of capital stock with a par value of One Cent ($0.01) per share as follows: One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “World ex U.S. Value Portfolio Shares”; and One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “DFA Commodity Strategy Portfolio Shares.”

THIRD:  The Board of Directors of the Corporation has adopted a resolution reclassifying Seven Hundred Million (700,000,000) shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation previously classified and allocated to three Classes of capital stock, designated as “The U.S. Large Company Portfolio Shares – Institutional Class” (Five Hundred Million (500,000,000) shares), “The U.S. Large Company Portfolio Shares – Class R1” (One Hundred Million (100,000,000) shares), and “The U.S. Large Company Portfolio Shares – Class R2” (One Hundred Million (100,000,000) shares), and the Board of Directors of the Corporation has reclassified and reallocated such shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation as unallocated and unissued capital stock of the Corporation.

FOURTH:  Following the aforesaid classifications, allocations, and designations, the Corporation has the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares of capital stock have been designated and classified into the following sixty Series:

Series Designation	Number of Shares
U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000
The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000
The DFA Five-Year Government Portfolio Shares	700,000,000
The United Kingdom Small Company Portfolio Institutional Shares	100,000,000
The Japanese Small Company Portfolio Institutional Shares	100,000,000
The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000
Asia Pacific Small Company Portfolio Institutional Shares	100,000,000
The Large Cap International Portfolio Shares	700,000,000
U.S. Small Cap Portfolio Shares	1,200,000,000
U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000
The U.S. Large Cap Value Portfolio Shares	2,200,000,000
The DFA Real Estate Securities Portfolio Shares	900,000,000
LWAS/DFA International High Book to Market Portfolio Shares	200,000,000
The Emerging Markets Portfolio Shares	700,000,000
DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000
VA U.S. Large Value Portfolio Shares	100,000,000
VA Global Bond Portfolio Shares	100,000,000
VA U.S. Targeted Value Portfolio Shares	100,000,000
VA International Value Portfolio Shares	100,000,000
VA International Small Portfolio Shares	100,000,000
VA Short-Term Fixed Portfolio Shares	100,000,000
Enhanced U.S. Large Company Portfolio Shares	500,000,000
DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000
International Small Company Portfolio Shares	1,700,000,000
Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000
U.S. Targeted Value Portfolio Shares	900,000,000
Emerging Markets Value Portfolio Shares	1,700,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000
Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000
Tax-Managed DFA International Value Portfolio Shares	700,000,000
Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000
Emerging Markets Core Equity Portfolio Shares	1,200,000,000
U.S. Core Equity 1 Portfolio Shares	1,700,000,000
U.S. Core Equity 2 Portfolio Shares	2,500,000,000
U.S. Vector Equity Portfolio Shares	1,200,000,000
International Core Equity Portfolio Shares	2,200,000,000
Emerging Markets Social Core Equity Portfolio Shares	500,000,000
DFA Inflation-Protected Securities Portfolio Shares	700,000,000
DFA International Real Estate Securities Portfolio Shares	900,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000
CSTG&E International Social Core Equity Portfolio Shares	300,000,000
U.S. Social Core Equity 2 Portfolio Shares	300,000,000
U.S. Sustainability Core 1 Portfolio	300,000,000
International Sustainability Core 1 Portfolio	300,000,000
DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000
DFA Global Real Estate Securities Portfolio	500,000,000
DFA International Value ex Tobacco Portfolio	300,000,000
International Vector Equity Portfolio	500,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000
DFA VA Global Moderate Allocation Portfolio Shares	100,000,000
World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,100,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;
The DFA Five-Year Government Portfolio Shares;
The DFA Intermediate Government Fixed Income Portfolio Shares;
The DFA Five-Year Global Fixed Income Portfolio Shares;
The Large Cap International Portfolio Shares;
U.S. Small Cap Portfolio Shares;
The U.S. Large Cap Value Portfolio Shares;
The DFA Real Estate Securities Portfolio Shares;
The Emerging Markets Portfolio Shares;
Enhanced U.S. Large Company Portfolio Shares;
DFA Two-Year Global Fixed Income Portfolio Shares;
International Small Company Portfolio Shares;
U.S. Targeted Value Portfolio Shares;
Emerging Markets Value Portfolio Shares;
Emerging Markets Core Equity Portfolio Shares;
U.S. Core Equity 1 Portfolio Shares;
U.S. Core Equity 2 Portfolio Shares;
U.S. Vector Equity Portfolio Shares;
International Core Equity Portfolio Shares;
DFA Inflation-Protected Securities Portfolio Shares; and
DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares
The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000
The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000
The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000
The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000
The Large Cap International Portfolio Shares – Institutional Class	500,000,000
The Large Cap International Portfolio Shares – Class R1	100,000,000
The Large Cap International Portfolio Shares – Class R2	100,000,000
U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000
U.S. Small Cap Portfolio Shares – Class R1	100,000,000
U.S. Small Cap Portfolio Shares – Class R2	100,000,000
The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000
The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000
The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000
The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000
The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000
The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000
The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000
The Emerging Markets Portfolio Shares – Class R2	100,000,000
Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000
Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000
Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000
International Small Company Portfolio Shares – Institutional Class	1,500,000,000
International Small Company Portfolio Shares – Class R1	100,000,000
International Small Company Portfolio Shares – Class R2	100,000,000
U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000
U.S. Targeted Value Portfolio Shares – Class R1	100,000,000
U.S. Targeted Value Portfolio Shares – Class R2	100,000,000
Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000
Emerging Markets Value Portfolio Shares – Class R1	100,000,000
Emerging Markets Value Portfolio Shares – Class R2	100,000,000
Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000
Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000
Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000
U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000
U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000
U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000
U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000
U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000
U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000
U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000
U.S. Vector Equity Portfolio Shares – Class R2	100,000,000
International Core Equity Portfolio Shares – Institutional Class	2,000,000,000
International Core Equity Portfolio Shares – Class R1	100,000,000
International Core Equity Portfolio Shares – Class R2	100,000,000
DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000
DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000
DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000
DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000
DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000
DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FIFTH:  The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.

SIXTH:  The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SEVENTH:   These Articles Supplementary shall become effective upon filing.

[signatures begin on next page]

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 13th day of July, 2010; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                                                           DFA INVESTMENT DIMENSIONS
GROUP INC.

By:        /s/ Catherine L. Newell                                                                    By:        /s/ Julie Henderson
Catherine L. Newell, Secretary                                                                           Julie Henderson, Vice President